Morgan Stanley Prime Income Trust
Supplement dated as of June 1, 2010
to the Prospectus
dated
January 29, 2010,
as supplemented on April 16, 2010
The Prospectus is hereby supplemented as follows:
     On June 1, 2010, Invesco Ltd., a leading independent global investment management company, completed its purchase of substantially all of the retail asset management business of Morgan Stanley, and Invesco Advisers, Inc., a subsidiary of Invesco Ltd., became investment adviser to the Morgan Stanley mutual funds (including the Morgan Stanley Prime Income Trust (the “Trust”)) (the “Transaction”). In contemplation of the Transaction, shareholders of the Trust approved a new investment advisory agreement with Invesco Advisers, Inc., and a new master investment sub-advisory agreement with several of Invesco Ltd.’s wholly owned affiliates. Thus, effective June 1, 2010, the Trust’s investment adviser, investment sub-advisers and certain other service providers are affiliates of Invesco Ltd. In addition, effective June 1, 2010, the Trust has changed its name to “Invesco Prime Income Trust.” The Transaction does not result in any change to the Trust’s investment objective, principal investment strategies or the Trust’s portfolio management team.
The following relate to changes as a result of the Transaction.
     1. All references to “Morgan Stanley Prime Income Trust” are hereby deleted and replaced with “Invesco Prime Income Trust.” The Trust’s principal place of business is 1555 Peachtree Street, N.E., Atlanta, GA 30309. The Trust’s telephone number is 800-959-4246.
     2. All references to “Morgan Stanley Investment Advisors Inc.” and “Morgan Stanley Services Company Inc.” are hereby deleted and are replaced with “Invesco Advisers, Inc.”
     3. All references to “Morgan Stanley Distributors Inc.” are hereby deleted and are replaced with “Invesco Distributors, Inc.”
     4. All references to “Morgan Stanley Trust” are hereby deleted and replaced with “Invesco Investment Services, Inc.” Invesco Investment Services, Inc.’s address is P.O. Box 4739, Houston, Texas 77210-4739.
     5. The second sentences in the sections titled “Summary of Trust Expenses — Order Processing Fees” and “Share Repurchases and Tenders — Order Processing Fees” are each hereby deleted in their entirety and replaced with the following:
For example, client accounts may be charged an order processing fee in certain circumstances when a client purchases or tenders Shares of the Trust.

     6. The section titled “Prospectus Summary — Investment Adviser” is hereby deleted in its entirety and replaced with the following:
Investment Adviser Invesco Advisers, Inc. (“Invesco” or the “Investment Adviser”) is the Trust’s investment adviser. The Investment Adviser is a wholly owned subsidiary of Invesco Ltd. The Investment Adviser is located at 1555 Peachtree Street, N.E., Atlanta, GA 30309. The Investment Adviser, a successor in interest to multiple investment advisers, has been an investment adviser since 1976. Invesco Distributors, Inc. is the Trust’s principal underwriter. Invesco Distributors, Inc. is a wholly owned subsidiary of Invesco Ltd.
     7. The following is hereby added to the section titled “Prospectus Summary,” immediately after the section titled “Prospectus Summary — Investment Adviser,” and to the end of the section titled “The Trust and Its Adviser”:
Investment Sub-Advisers Invesco has entered into a Sub-Advisory Agreement with certain affiliates to serve as sub-advisers to the Trust, pursuant to which these affiliated sub-advisers may be appointed by Invesco from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Trust. These affiliated sub-advisers, each of which is a registered investment adviser under the Investment Advisers Act of 1940 are:
Invesco Asset Management Deutschland Gmbh (Invesco Deutschland)
Invesco Asset Management Limited (Invesco Asset Management)
Invesco Asset Management (Japan) Limited (Invesco Japan)
Invesco Australia Limited (Invesco Australia)
Invesco Hong Kong Limited (Invesco Hong Kong)
Invesco Senior Secured Management, Inc. (Invesco Senior Secured)
Invesco Trimark Ltd. (Invesco Trimark); (each a Sub-Adviser and collectively, the Sub-Advisers).
Invesco and each Sub-Adviser are indirect wholly owned subsidiaries of Invesco Ltd.
The only fees payable to the Sub-Advisers under the Sub-Advisory Agreement are for providing discretionary investment management services. For such services, Invesco will pay each Sub-Adviser a fee, computed daily and paid monthly, equal to (i) 40% of the monthly compensation that Invesco receives from the Trust, multiplied by (ii) the fraction equal to the net assets of such Trust as to which such Sub-Adviser shall have provided discretionary investment management services for that month divided by the net assets of such Trust for that month. Pursuant to the Sub-Advisory Agreement, this fee is reduced to reflect contractual or voluntary fee waivers or expense limitations by Invesco, if any, in effect from time to time. In no event shall the aggregate monthly fees paid to the Sub-Advisers under the Sub-Advisory Agreement exceed 40% of the monthly compensation that Invesco receives from the Trust pursuant to its advisory agreement with the Trust, as reduced to reflect contractual or voluntary fees waivers or expense limitations by Invesco, if any.

     8. The first sentence in the section titled “Prospectus Summary — Administrator” is hereby deleted in its entirety and replaced with the following:
Invesco also serves as administrator of the Trust.
     9. The third paragraph in the section titled “The Trust and Its Adviser” is hereby deleted in its entirety and replaced with the following:
Invesco Advisers, Inc. is the Trust’s investment adviser. The Investment Adviser is a wholly owned subsidiary of Invesco Ltd. The Investment Adviser is located at 1555 Peachtree Street, N.E., Atlanta, GA 30309. The Investment Adviser, a successor in interest to multiple investment advisers, has been an investment adviser since 1976. As of April 30, 2010, Invesco Ltd. had combined assets under management of $456.9 billion (which was prior to the closing of the Transaction).
     10. The first sentence in the fifth paragraph of the section titled “Investment Practices — Borrowings” is hereby deleted in its entirety and replaced with the following:
The Trust has engaged CIESCO, LLC, a Citibank, N.A.-administered conduit (the “Conduit Lender”), to arrange a syndicate of lenders to provide a revolving credit facility in the amount of $125,000,000, which may be increased or decreased from time to time.
     11. The last sentence in the fourth paragraph of the section titled “Investment Advisory Agreement” is hereby deleted in its entirety and replaced with the following:
For the fiscal years ended September 30, 2007, 2008, and 2009, the Trust accrued to Morgan Stanley Investment Advisors Inc. (the predecessor investment adviser) total compensation of $10,496,388, $9,189,934 and $5,631,481, respectively.
     12. The sixth, seventh, and eighth paragraphs of the section titled “Investment Advisory Agreement” are hereby deleted in their entirety and replaced with the following:
On June 1, 2010, Invesco Ltd., a leading independent global investment management company, completed its purchase of substantially all of the retail asset management business of Morgan Stanley, and Invesco, a subsidiary of Invesco Ltd., became investment adviser to the Morgan Stanley mutual funds (including the Morgan Stanley Prime Income Trust (the “Trust”)) (the “Transaction”). In contemplation of the Transaction, shareholders of the Trust approved a new investment advisory agreement with Invesco, and a new master investment sub-advisory agreement with several of Invesco Ltd.’s wholly owned affiliates. Thus, effective June 1, 2010, the Trust’s investment adviser, investment sub-advisers and certain other service providers are affiliates of Invesco Ltd. A discussion regarding the basis for the Board of Trustee’s approval of the Advisory Agreement will be available in the Trust’s next annual report to shareholders.

     13. In the section titled “Administrator and Administration Agreement,” the first paragraph and first sentence in the second paragraph are hereby deleted in their entirety and replaced with the following:
Invesco also serves as the Trust’s Administrator (in such capacity, the “Administrator”). Invesco and the Trust have entered into a Master Administrative Services Agreement (“Administrative Services Agreement”) pursuant to which Invesco may perform or arrange for the provision of certain accounting and other administrative services to the Trust which is not required to be performed by Invesco under the Advisory Agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Board, including the independent trustees, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, Invesco is entitled to receive from the Trust reimbursement of its costs or such reasonable compensation as may be approved by the Board. Currently, Invesco is reimbursed for the services of the Trust’s principal financial officer and her staff and any expenses related to fund accounting services.
     14. The last sentence in the second paragraph of the section titled “Administrator and Administration Agreement” is hereby deleted and replaced with the following:
For the fiscal years ended September 30, 2007, 2008, and 2009, the Trust accrued to Morgan Stanley Services Company Inc. (the predecessor administrator) total compensation of $3,013,644, $2,629,392 and $1,582,789, respectively.
     15. The last sentence in the last paragraph of the section titled “Share Repurchases and Tenders — Early Withdrawal Charge” is hereby deleted and replaced with the following:
For the fiscal years ended September 30, 2007, 2008 and 2009, Morgan Stanley Investment Advisors (the predecessor investment adviser) informed the Trust that it received approximately $962,672, $1,878,978 and $1,483,153, respectively, in early withdrawal fees.
     16. The first, second, third, and fourth paragraphs of the section titled “Purchase of Shares” are hereby deleted in their entirety and replaced with the following:
The Trust continuously offers Shares through Invesco Distributors, Inc. (the “Distributor”), whose address is P.O. Box 4739, Houston, Texas 77210-4739. The Distributor has entered into selected dealer agreements with certain broker-dealers (“Selected Broker-Dealers”). The Trust or the Distributor may suspend the continuous offering of the Shares to the general public at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time.
Neither the Trust, the Distributor nor the Investment Adviser intends to make a secondary market in the Shares. Accordingly, there is not expected to be any secondary trading market in the Shares, and an investment in the Shares should be considered illiquid.

The minimum investment in the Trust is $1,000. Subsequent purchases of $100 or more may be made by sending a check, payable to Invesco Prime Income Trust, directly to Invesco Investment Services, Inc. at P.O. Box 4739, Houston, TX 77210-4739, or by telephone at (800) 959-4246, or by contacting your Selected Broker-Dealer representative.
     17. All references to “Morgan Stanley,” “Morgan Stanley & Co. Incorporated” and “Morgan Stanley Smith Barney LLC” are hereby deleted.
     18. The section titled “Legal Counsel” is hereby deleted in its entirety and replaced with the following:
Stradley Ronon Stevens & Young, LLP, located at 2600 One Commerce Square, Philadelphia, PA 19103, acts as the Trust’s legal counsel.
     19. The second paragraph of the section titled “Custodian, Dividend Disbursing and Transfer Agent” is hereby deleted in its entirety and replaced with the following:
Invesco Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739, is the dividend disbursing agent and transfer agent of the Trust.
     20. The section titled “Independent Registered Accounting Firm” is hereby deleted in its entirety and replaced with the following:
The September 30, 2009 financial statements of the Trust, incorporated by reference in the SAI, have been so incorporated in reliance upon the report of Deloitte & Touche LLP, the Trust’s independent registered public accounting firm as of the date of the report.
     21. On the back cover, all information is hereby updated with the appropriate entity and contact information provided above. In addition, the section titled “Independent Registered Public Accounting Firm” is hereby deleted in its entirety and replaced with the following:
PricewaterhouseCoopers LLP
1201 Louisiana, Suite 2900
Houston, Texas 77002
     22. On the back cover, the list of trustees and officers is hereby deleted in its entirety and replaced with the trustees and officers listed in Exhibit A hereto.
     23. All references to the phone number (800) 869-NEWS are hereby deleted and replaced with (800) 959-4246. All references in the prospectus and statement of additional information to the web site www.morganstanley.com/msim are hereby deleted and replaced with www.invesco.com.

EXHIBIT A
Trustees
David C. Arch
Bob R. Baker
Frank S. Bayley
James T. Bunch
Bruce L. Crockett
Rod Dammeyer
Albert R. Dowden
Jack M. Fields
Martin L. Flanagan
Carl Frischling
Prema Mathai-Davis
Lewis F. Pennock
Larry Soll
Hugo F. Sonnenschein
Raymond Stickel, Jr.
Philip A. Taylor
Wayne W. Whalen
Officers
Philip A. Taylor
President and Principal Executive Officer
Russell C. Burk
Senior Vice President and Senior Officer
John M. Zerr
Senior Vice President, Chief Legal Officer and Secretary
Lisa O. Brinkley
Vice President
Kevin M. Carome
Vice President
Sheri Morris
Vice President, Treasurer and Principal Financial Officer
Karen Dunn Kelley
Vice President
Lance A. Rejsek
Anti-Money Laundering Compliance Officer
Todd L. Spillane
Chief Compliance Officer